UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2006 (June 15, 2006)
VERSO TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Minnesota	000-22190	41-1484525
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 GALLERIA PARKWAY, SUITE 200
ATLANTA, GA 30339
(Address of principal executive offices / Zip Code)
678.589.3500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 CONSENT OF EHRHARDT KEEFE STEINER & HOTTMAN PC
EX-23.2 CONSENT OF PRICEWATERHOUSECOOPERS LLP
EX-99.1 FINANCIAL STATEMENTS OF BUSINESS ACQUIRED (VERILINK CORPORATION AND SUBSIDIARIES)

EXPLANATORY NOTE
     This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends and supplements the Current Report on Form 8-K of Verso Technologies, Inc., a Minnesota corporation (“Verso”), filed with the Securities and Exchange Commission on June 21, 2006 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on June 16, 2006, Verso acquired all of the outstanding equity interests (the “Acquisition”) of Winslow Asset Holdings, LLC, now known as Verso Verilink, LLC (“Holdings”), from Winslow Asset Group, Inc. (“Group”) pursuant to that certain Securities Purchase Agreement (the “Agreement”) dated as of June 15, 2006 among Verso, Holdings and Group. At the time of the Acquisition, Holdings’ assets (the “Acquired Assets”) consisted only of substantially all of the business assets of Verilink Corporation (“Verilink”) and Larscom Incorporated (together, the “Verilink Sellers”), other than the accounts receivable and certain fixed assets of the Verilink Sellers which were transferred to Group prior to the Acquisition, and Holdings’ liabilities consisted only of the liabilities arising under, or assumed pursuant to, the Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of June 6, 2006, by and among the Verilink Sellers and SCS Fund, L.P., which assigned its rights thereunder to Holdings on June 15, 2006. Holdings was organized on June 13, 2006, solely for the purpose of acquiring the Acquired Assets pursuant to the Asset Purchase Agreement, and prior thereto, Holdings had no operations. Accordingly, the financial statements included herein are the consolidated financial statements of Verilink, which represent the business acquired in the Acquisition.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

See Index to the Financial Statements included in Exhibit 99.1 to this Amendment.

(b)	Pro Forma Financial Information.
     The following unaudited pro forma condensed financial statements give effect to the Acquisition. The unaudited pro forma condensed consolidated balance sheet presents the financial position of Verso at March 31, 2006 giving effect to the Acquisition as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2006 and for the year ended December 31, 2005 gives effect to the Acquisition as if they had occurred on January 1, 2005.
     The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the transaction been completed as of the date indicated and is not necessarily indicative of Verso’s future financial position or results of operations.
     The Acquisition will be accounted for under the purchase method of accounting. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is generated to the extent that the consideration, including transaction and closing costs, exceeds the fair value of net assets acquired. The current allocation of the purchase price does not anticipate allocating any amounts to other intangible assets and goodwill. Verso is in the process of determining the final purchase price allocation, at which time Verso will allocate the excess of the purchase price, including transaction costs, over the book value of the assets acquired, if any, between other intangible assets and goodwill. As a result, the final allocation of the excess of purchase price over the net book value of the assets acquired could differ from what is presented herein.
     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Verso and Verilink, including the related notes thereto, which are filed as Exhibit 99.1 to this Amendment. The unaudited condensed consolidated financial statements for Verilink beginning on page F-2 of Exhibit 99.1 were compiled by Verso based on its review of Verilink financial records and information available to Verso up through and including the date of this Amendment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

VERSO TECHNOLOGIES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2006
(Unaudited)
(in thousands except share data)

	Historical		Pro Forma		Pro Forma
	Verso (a)	Verilink (b)	Adjustments		Consolidated
ASSETS:
Current assets:
Cash and cash equivalents	$1,996	$627	$(627	)(c)	$1,996
Restricted cash	1,671	333	(333	)(c)	1,671
Accounts receivable, net	6,892	4,657	(4,657	)(c)	6,892
Inventory	5,717	6,211	(277	)(c)	11,651
Other current assets	1,921	922	(784	)(c)	2,826
			767	(c)
Current portion of note receivable	649	—	—		649

Total current assets	18,846	12,750	(5,911)		25,685

Furniture and equipment, net	1,991	759	(259	)(c)	2,491
Investment	679	—	—		679
Note recievable, net of current portion	2,552	—	—		2,552
Other assets	—	173	(173	)(c)	—
Other intangibles, net	2,624	147	(147	)(c)	2,624
Goodwill	2,514	—	—		2,514

Total assets	$29,206	$13,829	$(6,490)		$36,545

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Current portion of long-term debt and capital lease obligations	$—	$1,167	$(1,167	)(c)	$—
Accounts payable	2,729	3,816	(3,816	)(c)	2,729
Accrued compensation	923	978	(628	)(c)	1,273
Accrued expenses	2,638	2,771	338	(c)	3,269
			(2,478	)(c)
Warranty reserve	—	1,148	(555	)(c)	593
Warrants liability	—	704	(704	)(c)	—
Current portion of accrued loss on sublease	503	—	—		503
Current portion of liabilities of discontinued operations	1,844	—	—		1,844
Current portion of convertible debentures	3,631	—	—		3,631
Unearned revenue and customer deposits	2,272	687	(490	)(c)	2,469

Total current liabilities	14,540	11,271	(9,500)		16,311

Accrued loss on sublease, net of current portion	1,055	—	—		1,055
Liabilities of discontinued operations, net of current portion	478	—	—		478
Other long-term liabilities	25	31	(31	)(c)	25
Long-term debt and capital lease obligations, net of current portion	—	5,604	(5,604	)(c)
Notes payable, net of current portion	2,805	—	—		2,805
Convertible subordinated debentures, net of current portion	5,337	—	—		5,337

Total liabilities	24,240	16,906	(15,135)		26,011

Shareholders’ equity:
Preferred stock	—	—	2,784	(c)	2,784
Common stock	329	257	(257	)(c)	358
			29	(c)
Additional paid-in capital	341,751	91,081	(91,081	)(c)	344,506
			2,755	(c)
Accumulated deficit	(336,931)	(94,353)	94,353	(c)	(336,931)
Accumulated other comprehensive loss — foreign currency translation	(183)	(62)	62	(c)	(183)

Total shareholders’ equity	4,966	(3,077)	8,645		10,534

Total liabilities and shareholders’ equity	$29,206	$13,829	$(6,490)		$36,545

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

VERSO TECHNOLOGIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
(Unaudited)
(in thousands, except share data)

	Historical		Pro Forma		Pro Forma
	Verso (d)	Verilink (e)	Adjustments		Consolidated
Revenue	$32,873	$49,479	$—		$82,352
Cost of revenue	18,015	32,143	(286	)(f)	49,763
			(109	)(g)

Gross profit	14,858	17,336	395		32,589

Operating expenses:
Selling, general and administrative	18,266	15,324	(146	)(f)	33,003
			(441	)(g)
Research and development	6,832	6,471	(438	)(f)	12,774
			(91	)(g)
Depreciation and amortization	2,263	2,430	(2,430	)(h)	2,263
Amortization of deferred compensation related to general and administrative	7	—	—		7
Impairment charge related to other intangible assets	—	4,350	(4,350	)(h)	—
Impairment charge related to goodwill	—	4,135	(4,135	)(h)	—
Reorganization costs	464	(459)	—		5
Reorganization costs — loss on sublease	2,550	—	—		2,550

Total operating expenses	30,382	32,251	(12,031)		50,602

Operating loss from continuing operations	(15,524)	(14,915)	12,426		(18,013)
Other income (expense)	(58)	1,109	(35	)(i)	(137)
			(610	)(j)
			(543	)(k)
Equity in loss of investment	17	—	—		17
Interest expense, net	(3,929)	(2,381)	2,381	(g)	(3,929)

Loss from continuing operations before income taxes	(19,494)	(16,187)	13,619		(22,062)
Income taxes	—	(10)	—		(10)

Loss from continuing operations	$(19,494)	$(16,177)	$13,619		$(22,052)

Net loss from continuing operations per common share
- basic and diluted	$(0.72)				$(0.74)

Weighted average shares outstanding
- basic and diluted	26,964,227		2,900,000	(l)	29,864,227

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

VERSO TECHNOLOGIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2006
(Unaudited)
(in thousands, except share data)

	Historical		Pro Forma		Pro Forma
	Verso (d)	Verilink (e)	Adjustments		Consolidated
Revenue	$6,788	$7,156	$—		$13,944
Cost of revenue	3,947	6,889	(55	)(f)	10,708
			(73	)(g)

Gross profit	2,841	267	128		3,236

Operating expenses:

Selling, general and administrative	4,207	2,919	(27	)(f)	6,874
			(225	)(g)
Research and development	1,779	1,268	(70	)(f)	2,965
			(12	)(g)
Depreciation and amortization	463	468	(468	)(h)	463
Impairment charge related to other intangible assets	—	9,651	(9,651	)(h)	—
Impairment charge related to goodwill	—	1,114	(1,114	)(h)	—
Impairment charge related to long-lived assets		400	—		400
Reorganization costs	—	1,182	—		1,182

Total operating expenses	6,449	17,002	(11,567)		11,884

Operating loss from continuing operations	(3,608)	(16,735)	11,695		(8,648)
Other income (expense)	1	589	(7	)(i)	56
			(492	)(j)
			(35	)(k)
Equity in loss of investment	(66)	—	—		(66)
Interest expense, net	(1,267)	(633)	633	(i)	(1,267)

Loss from continuing operations before income taxes	(4,940)	(16,779)	11,794		(9,925)

Income taxes	—	—	—		—

Loss from continuing operations	$(4,940)	$(16,779)	$11,794		$(9,925)

Net loss from continuing operations per common share:
- basic and diluted	$(0.17)				$(0.30)

Weighted average shares outstanding:
- basic and diluted	29,933,805		2,900,000	(l)	32,833,805

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
Note 1 — Basis of Presentation
     The pro forma condensed consolidated balance sheet assumes that the Acquisition occurred on March 31, 2006.
     The pro forma condensed consolidated statements of operations for the three months ended March 31, 2006 and for the year ended December 31, 2005, assume that the Acquisition occurred on January 1, 2005.
     There are no material differences among the accounting policies of Verso and Verilink.
Note 2 — Pro forma adjustments
     The pro forma adjustments are based on Verso’s estimates of the value of the tangible and intangible assets acquired. Under purchase accounting, the total acquisition cost will be allocated to Verilink’s assets and liabilities based on their relative fair values. The final allocation may be different from those reflected herein.
(a)	Reflects the historical financial position of Verso at March 31, 2006.

(b)	Reflects the historical financial position of Verilink at March 31, 2006.

(c)	Reflects the preliminary allocation of the estimated $5.9 million purchase price, including transaction costs, over the fair value of the assets acquired. The purchase price and allocation are as follows (in thousands):

Purchase price:

$338	Accrued transaction costs
2,784	Related to the issuance of 8,765.7122 shares of Verso’s Series C Preferred Stock, par value $330.8345, in exchange for certain net assets of Verilink
29
Par value related to the issuance of approximately 2,900,000 shares of the Verso’s common stock, par value $.01, in exchange for the certain net assets of Verilink. For purposes of preparing the pro forma information, the fair value of the merger consideration was based on the average market price for Verso common stock of $0.96. This amount represents the number of shares multiplied by par value allocated to common stock, the remaining balance of $2,755 was allocated to additional paid in capital

2,755
Related to the issuance of approximately 2,900,000 shares of the Verso’s common stock, par value $.01, in exchange for certain net assets of Verilink. For purposes of preparing the pro forma information, the fair value of the merger consideration was based on the average market price for Verso common stock of $0.96. The excess of fair value over par value was allocated to additional paid in capital

$5,906	Total purchase price

Allocation to fair value of net assets acquired:

$5,934	Inventory
767	Collection fee receivable
138	Other current assets
500	Furniture and equipment
(1,433)	Liabilities assumed

$5,906	Total allocated purchase price

Detailed adjustments required to effect the allocation to fair value of net assets acquired:

$(627)	Elimination of cash not received in the transaction or utilized for operations prior to closing
(333)	Elimination of restricted cash not received in the transaction
(4,657)	Elimination of accounts receivable not received in the transaction
(277)	Elimination of inventory not received in the transaction or utilized for operations prior to closing
(784)	Elimination of other current assets not received in the transaction
767	Accrued collection fee receivable on Verilink accounts receivable
(259)	Elimination of furniture and equipment not valued in purchase price allocation
(173)	Elimination of other assets not received in the transaction
(147)	Elimination of Verilink’s historical other intangibles
1,167	Elimination of current portion of long-term debt and capital lease obligations not assumed in the transaction
3,816	Elimination of accounts payable not assumed in the transaction
628	Elimination of accrued compensation not assumed in the transaction
2,478	Elimination of accrued expenses not assumed in the transaction
555	Elimination of warranty reserve not assumed in the transaction
704	Elimination of warrants liability not assumed in the transaction
490	Adjustment of unearned revenue related to the estimated costs to provide support including a 20% profit margin for unearned annual support revenue
31	Elimination of other long-term liabilities not assumed in the transaction
5,604	Elimination of long-term debt and capital lease obligations, net of current not assumed in the transaction
257	Elimination of Verilink’s historical common stock
91,081	Elimination of Verilink’s historical additional paid-in-capital
(94,353)	Elimination of Verilink’s historical accumulated deficit
(62)	Elimination of Verilink’s historical accumulated other comprehensive loss — foreign currency translation

$5,906	Total allocated purchase price

(d)	Reflects the historical operating results of Verso for the periods presented.

(e)	Reflects the historical operating results of Verilink for the periods presented.

(f)	Reflects the elimination of Verilink’s historical depreciation expense, and reflects the depreciation of the property and equipment purchased over their estimated useful lives of approximately 2 years for the periods presented.

(g)	Reflects the elimination of stock based compensation under SFAS No. 123R since Verso did not assume any outstanding Verilink stock options.

(h)	Reflects the elimination of Verilink’s historical amortization of intangible assets and impairment charges related to other intangible assets and goodwill as Verso did not identify any intangible assets or goodwill in the purchase price allocation.

(i)	Reflects the elimination of Verilink’s interest income and interest expense related to overnight investments and long-term debt as Verso did not acquire any cash or investment accounts or assume any debt.

(j)	Reflects the elimination of Verilink’s rental income, net and gain on sale of property held for lease as Verso did not acquire this property.

(k)	Reflects the elimination of Verilink’s other income related to the change in fair value of warrants liability as Verso did not assume any of the Verilink outstanding warrants.

(l)	Reflects the 2,900,000 common shares issued by Verso in this transaction.
(c)	Shell Company Transactions.

None.

(d)	Exhibits.
     The exhibits required to be filed with this Amendment are set forth on the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Amendment to this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
Dated: August 31, 2006	By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer and
Executive Vice President

EXHIBIT INDEX
2.1	Securities Purchase Agreement dated as of June 15, 2006 among Verso Technologies, Inc., Winslow Asset Group, LLC and Winslow Asset Holdings, LLC. (The schedules to the Securities Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and Verso Technologies, Inc. agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.) *

3.1	Statement of Rights of Series C Preferred Stock of Verso Technologies, Inc. effective June 16, 2005. *

4.1	Registration Rights Agreement dated as of June 16, 2006 between Verso Technologies, Inc. and Winslow Asset Group, LLC. *

23.1	Consent of Ehrhardt Keefe Steiner & Hottman PC.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Financial Statements of Business Acquired (Verilink Corporation and Subsidiaries)

*	Previously filed.